Exhibit 10.18

PLEDGE AGREEMENT

dated as of September 9, 2025

among

RIO GRANDE LNG PHASE 1 SUPER FINCO HOLDINGS, LLC,
as the P1 Super FinCo Pledgor,

and

RIO GRANDE LNG PHASE 2 SUPER FINCO HOLDINGS, LLC,
as the P2 Super FinCo Pledgor,

and

GLAS USA LLC,
as the Collateral Agent

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TABLE OF CONTENTS
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EXHIBITS AND SCHEDULES
Exhibit A    -    Irrevocable Proxy
Exhibit B    -    Transfer Document
Schedule I    -    Security Filings
Schedule II        Litigation
Schedule III    -    Description of Pledged Equity Interests
Schedule IV    -    Address for Notices
Schedule 4.1    -    Pledgors’ Prior Locations and Legal Names

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PLEDGE AGREEMENT
This PLEDGE AGREEMENT, dated as of September 9, 2025 (this “Agreement”), is entered into by and among RIO GRANDE LNG PHASE 1 SUPER FINCO HOLDINGS, LLC, a Delaware limited liability company (the “P1 Super FinCo Pledgor”), RIO GRANDE LNG PHASE 2 SUPER FINCO HOLDINGS, LLC, a Delaware limited liability company (the “P2 Super FinCo Pledgor”, and together with P1 Super FinCo Pledgor, the “Pledgors”), and GLAS USA LLC, in its capacity as collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”) for the Secured Parties.
RECITALS
WHEREAS, Rio Grande LNG Phase 1 Super FinCo, LLC, a Delaware limited liability company (the “P1 SFC Borrower”), Rio Grande LNG Phase 2 Super FinCo, LLC, a Delaware limited liability company (the “P2 SFC Borrower”, and together with P1 SFC Borrower, the “Borrowers”) have entered into that certain Credit Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, GLAS USA LLC, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), the Collateral Agent and the financial institutions party thereto from time to time as lenders (the “Lenders”);
WHEREAS, (i) P1 Super FinCo Pledgor is the sole member and owns 100% of the Equity Interests of the P1 SFC Borrower, and (ii) P2 Super FinCo Pledgor is the sole member and owns 100% of the Equity Interests of the P2 SFC Borrower; and
WHEREAS, it is a requirement of the Credit Agreement that the Pledgors enter into this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I

DEFINITIONS
Section 1.1    Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:
“Agreement” has the meaning set forth in the preamble.
“Borrowers” has the meaning set forth in the recitals.
“Collateral” has the meaning set forth in Section 2.1.
“Collateral Agent” has the meaning set forth in the preamble.
“Credit Agreement” has the meaning set forth in the recitals.

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“Majority Lenders” has the meaning given to such term in the Credit Agreement.
“Obligations” has the meaning given to such term in the Credit Agreement.
“Operating Agreements” means, collectively, the P1 SFC Operating Agreement and the P2 SFC Operating Agreement.
“P1 SFC Operating Agreement” means that certain Limited Liability Company Agreement of P1 SFC Borrower, dated as of June 26, 2025, and as amended and restated on September 9, 2025, by the P1 Super FinCo Pledgor.
“P1 SFC Borrower” has the meaning set forth in the recitals.
“P1 Super FinCo Pledgor” has the meaning set forth in the preamble.
“P2 SFC Operating Agreement” means that certain Limited Liability Company Agreement of P2 SFC Borrower, dated as of June 26, 2025, and as amended and restated on September 9, 2025, by the P2 Super FinCo Pledgor.
“P2 SFC Borrower” has the meaning set forth in the recitals.
“P2 Super FinCo Pledgor” has the meaning set forth in the preamble.
“Permitted Equity Liens” means (a) the Lien in favor, or for the benefit, of the Secured Parties created pursuant to this Agreement, and (b) non-consensual Liens arising by operation of law.
“Pledged Equity Interests” has the meaning set forth in Section 2.1(a)(i).
“Pledgors” has the meaning set forth in the preamble.
Section 1.2    Certain Agreements and UCC Definitions. Unless otherwise defined herein or unless the context otherwise requires, all capitalized terms used in this Agreement, including its preamble and recitals, shall have the meanings provided in the Credit Agreement or, if not defined in the Credit Agreement, in the Security Agreement. To the extent not defined herein or in the Credit Agreement or the Security Agreement, other terms defined in Article 8 or Article 9 of the UCC shall have the same meaning when used herein.
Section 1.3    Rules of Interpretation. Unless the context otherwise requires, and except as otherwise provided in this Agreement, the principles of interpretation and construction set forth in Schedule I of the Credit Agreement shall apply to this Agreement, mutatis mutandis.
ARTICLE II

PLEDGE AND GRANT OF SECURITY INTEREST
Section 2.1    Granting Clause.
(a)    To secure the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) and the prompt and complete performance of the

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Obligations, each Pledgor hereby assigns, grants, and pledges to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest and Lien in all the right, title, and interest of such Pledgor, now owned or at any time hereafter existing or acquired by such Pledgor in, to and under any and all of the following, wherever located (the “Collateral”):
(i)    any and all of such Pledgor’s right(s), title(s), and interest(s), whether now owned or hereafter existing or acquired, in the applicable Borrower, and all of the Equity Interests of applicable Borrower related thereto, whether or not evidenced or represented by any certificated security or other instrument (the “Pledged Equity Interests”), including the membership interests in the applicable Borrower described on Schedule III hereto, and all rights and benefits of such Pledgor under the applicable Operating Agreement, including, without limitation:
i)    all rights to receive income, gain, profit, dividends, and other distributions allocated or distributed to such Pledgor in respect of or in exchange for all or any portion of the Pledged Equity Interests owned by it;
ii)    all of such Pledgor’s capital or ownership interest or other Equity Interest, including capital accounts, in the applicable Borrower;
iii)    all of such Pledgor’s voting rights in or rights to control or direct the affairs of the applicable Borrower;
iv)    all of such Pledgor’s rights as a member and all other rights, title, and interest, if any, in or to the applicable Borrower derived from the Pledged Equity Interests owned by such Pledgor;
v)    all distributions, non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect of or in exchange for any or all of such rights and interests (including the Pledged Equity Interests) or pursuant to the applicable Operating Agreement;
vi)    all other payments due or to become due to such Pledgor in respect of the Pledged Equity Interests owned by it or the applicable Operating Agreement, including but not limited to, (w) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty due to or with respect to the Pledged Equity Interests owned by it or the applicable Operating Agreement, (x) all claims of such Pledgor for damages arising out of or for breach of or default under the applicable Operating Agreement, (y) the right of such Pledgor to terminate the applicable Operating Agreement, to perform and exercise consensual or

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voting rights thereunder, including but not limited to the right, if any, to manage the affairs of the applicable Borrower, to make determinations, to exercise any election or option or to give or receive any notice, consent, amendment, waiver or approval, and the right, if any, to compel performance and otherwise exercise all remedies thereunder and (z) all rights of such Pledgor as a member of the applicable Borrower, to all property and assets of such Borrower; and
(ii)    to the extent not included in the foregoing, all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above);
provided, that the “Collateral” shall not include any payments or cash or other property distributed to such Pledgor, in each case, in accordance with, and to the extent permitted by, the Finance Documents.
(b)    Each Pledgor agrees that this Agreement, the security interest granted pursuant to this Agreement and all rights, remedies, powers, and privileges provided to the Collateral Agent under this Agreement are in addition to, and not in any way affected or limited by, any other security now or at any time held by the Collateral Agent to secure payment and performance of the Obligations.
Section 2.2    Retention of Certain Rights. Other than following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), each Pledgor shall be permitted to exercise all voting and other rights, title, interest, and powers of ownership with respect to the Pledged Equity Interests owned by such Pledgor (except as otherwise limited by the Finance Documents) and, to the extent permitted under the Finance Documents, to receive all income, gains, profits, dividends, and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments, or other investment property, or other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such rights and interests. Following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), any and all distributions paid or payable in respect of the Pledged Equity Interests (whether paid in cash, securities or other property) shall be, and shall be forthwith delivered to the Collateral Agent to hold as Collateral and shall, if received by any Pledgor or any of its affiliates, be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor (or such affiliate) and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).
Section 2.3    Obligations Unconditional. The obligations of each Pledgor in this Agreement shall be continuing, irrevocable, primary, absolute, and unconditional irrespective of the value, genuineness, validity, regularity, or enforceability of any Finance Document, or any other agreement or instrument referred to therein, or any substitution, release, or exchange of any guarantee of or security for any of the Obligations and, to the fullest extent permitted by Government Rules, irrespective of any other

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circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than the occurrence of the Discharge Date, it being the intent of this Section 2.3 that the obligations of each Pledgor hereunder shall be absolute and unconditional under any and all other circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Pledgor hereunder, which shall remain absolute and unconditional as described above without regard to and not be released, discharged, or in any way affected (whether in full or in part) by:
(a)    at any time or from time to time, without notice to the Pledgors, the time for any performance of or compliance with any of the Obligations is extended, or such performance or compliance is waived;
(b)    any invalidity, irregularity, or unenforceability of all or any part of the Obligations, any Finance Document, or any other agreement or instrument relating thereto;
(c)    any renewal, extension, amendment, or modification of, or supplement to, or deletion from, or departure from, or waiver of, any Finance Document or terms thereof, or any other agreement or instrument relating thereto, or any assignment or transfer of any thereof;
(d)    any Finance Document is amended or modified, or any change in the manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of, or any consent to any departure from, any indulgence or other action or inaction under or in respect of, any Finance Document, any of the Collateral, or any other agreement or instrument relating thereto, or any exercise or non-exercise of any right, remedy, power, or privilege under or in respect of any of the Obligations, this Agreement, any other Finance Document, or any other agreement or instrument relating hereto or thereto;
(e)    the maturity of any of the Obligations is accelerated, or any of the Obligations is modified, supplemented, and/or amended in any respect, or any right under any Finance Document or any other agreement or instrument referred to therein is waived or any guarantee of any of the Obligations or any security therefor is released or exchanged in whole or in part or otherwise dealt with;
(f)    any Lien granted to, or in favor of, the Collateral Agent as security for any of the Obligations fails to be perfected;
(g)    the furnishing of additional security for the Obligations or any part thereof to the Collateral Agent or any Secured Party or any acceptance thereof by the Collateral Agent, or any substitution, sale, exchange, release, surrender, or realization of or upon any such security by the Collateral Agent or any Secured Party, or the failure to create, preserve, validate, perfect, or protect any Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any Secured Party;
(h)    any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation, or arrangement of any Pledgor or by any

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defense which such Pledgor may have by reason of the order, decree, or decision of any court or administrative body resulting from any such proceeding. Notwithstanding the above, so long as any Obligation remains outstanding, neither Pledgor shall, without written consent of the Collateral Agent, commence or join with any other Person in commencing any bankruptcy, reorganization, or insolvency proceedings of or against any Borrower;
(i)    any judicial or non-judicial foreclosure or sale of, or other election of remedies with respect to, any interest in other Collateral serving as security for all or any part of the Obligations, even though such foreclosure, sale, or election of remedies may impair the subrogation rights of either a Borrower or a Pledgor or may preclude a Borrower or a Pledgor from obtaining reimbursement, contribution, indemnification, or other recovery from any Borrower or any other Person and even though such Borrower or such Pledgor may not, as a result of such foreclosure, sale, or election of remedies, be liable for any deficiency;
(j)    any act or omission of the Collateral Agent or any other Person that directly or indirectly results in or aids the discharge or release of any Pledgor or any part of the Obligations or any security or guarantee (including any letter of credit) for all or any part of the Obligations by operation of law or otherwise (other than the occurrence of the Discharge Date); or
(k)    any other circumstance that might otherwise constitute a defense available to, or discharge of, any Pledgor or any third party with respect to the payment in full of the Obligations.
ARTICLE III

EVENTS OF DEFAULT
Section 3.1    Events of Default. The occurrence and continuation of an Event of Default under and as defined in the Credit Agreement shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Agreement when it has been cured or waived in accordance with the Credit Agreement and the applicable Finance Document.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Section 4.1    Representations and Warranties. Each Pledgor hereby represents and warrants as of the Closing Date to and in favor of the Collateral Agent and the other Secured Parties as follows:
(a)    it is a limited liability company duly incorporated, validly existing, and in good standing under the laws of the State of Delaware;
(b)    it (i) has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and (ii) is duly qualified to do business and is in good standing in each jurisdiction where necessary in light of its business as now conducted and as proposed to be conducted; except, in the case of

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clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;
(c)    the execution, delivery, and performance by such Pledgor of this Agreement, as well as the consummation of the transactions contemplated herein, do not and will not (i) conflict with or violate the Organic Documents of such Pledgor, (ii) contravene or conflict with any agreement which is binding upon such Pledgor or any of its revenues, properties, or assets, except where such contravention or conflict does not have and could not reasonably be expected to have a Material Adverse Effect, (iii) violate any material Government Rule where such violation could reasonably be expected to have a Material Adverse Effect or (iv) result in the creation or imposition of any Lien on the Collateral (other than Permitted Equity Liens) upon or with respect to any of the properties now owned by such Pledgor or as to which such Pledgor has any rights;
(d)    no consent or authorization of, filing with, or other act by or in respect of any Person or Government Authority applicable to such Pledgor is required in connection with the execution, delivery, or performance by such Pledgor, or the validity or enforceability as to such Pledgor, of this Agreement, except (i) such consents or authorizations or filings or other acts have already been obtained or made and the filing of financing statements in the appropriate filing office with respect to the perfection of the security interest granted hereunder or (ii) except where failure to obtain such consents or authorizations or filings or other act by or in respect of any Person or Government Authority could not reasonably be expected to result in a Material Adverse Effect;
(e)    this Agreement has been duly executed and delivered by such Pledgor and is in full force and effect and constitutes a legal, valid, and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited (i) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting creditors’ rights generally and (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(f)    the exact legal name and jurisdiction of incorporation of such Pledgor is, as applicable, (i) in the case of the P1 Super FinCo Pledgor, Rio Grande LNG Phase 1 Super FinCo Holdings, LLC, a limited liability company incorporated under the laws of the State of Delaware, and the chief executive office of the P1 Super FinCo Pledgor is 1000 Louisiana Street, Suite 3300, Houston, Texas, 77002, United States, and (ii) in the case of the P2 Super FinCo Pledgor, Rio Grande LNG Phase 2 Super FinCo Holdings, LLC, a limited liability company incorporated under the laws of the State of Delaware, and the chief executive office of the P2 Super FinCo Pledgor is 1000 Louisiana Street, Suite 3300, Houston, Texas, 77002, United States;
(g)    since its date of organization it has not (i) changed its location (as defined in Section 9-307 of the UCC), (ii) changed its legal name, or (iii) hereto before become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with

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respect to a currently effective security agreement previously entered into by another Person;
(h)    such Pledgor has not conducted nor is conducting any business or activities other than owning the Collateral and other business and activities contemplated by or otherwise in accordance with the Finance Documents (in each case in the form as of the date this representation is made);
(i)    such Pledgor is not in default of its obligations under its Organic Documents;
(j)    except as disclosed on Schedule II hereto, there is no pending, or to such Pledgor’s knowledge, threatened, litigation, investigation, action or proceeding, at law or in equity, of or before any court, arbitrator, tribunal or Government Authority (i) against such Pledgor or any of the Collateral or (ii) which could reasonably be expected to have a Material Adverse Effect;
(k)    such Pledgor has filed, or caused to be filed, all material tax and information returns that are required to have been filed by it in any jurisdiction, and has paid (prior to their delinquency dates) all Taxes shown to be due and payable on such returns and all other material Taxes payable by it, to the extent the same have become due and payable, except to the extent there is a Contest thereof by such Pledgor, and no tax Liens have been filed and no material claims are being asserted with respect to any such Taxes (other than claims which are being Contested and/or Liens for Taxes not yet due and payable);
(l)    such Pledgor is not an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, or an “investment advisor” within the meaning of the Investment Company Act of 1940, as amended;
(m)    it is the lawful and beneficial owner of and has full right, title, and interest in, to and under all rights and interests comprising the applicable Collateral, subject to no Liens (other than Permitted Equity Liens). The Pledged Equity Interests owned by such Pledgor (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, and (iii) are not currently and, to such Pledgor’s knowledge, will not be, subject to any contractual restriction, defense offset, or counterclaim, or any restriction under the Organic Documents of such Pledgor upon the transfer of the Equity Interests of the applicable Borrower and, to such Pledgor’s knowledge, none of the foregoing has been asserted or alleged against such Pledgor by any Person;
(n)    it has not executed, has not authorized, and is not aware of, any effective UCC financing statement, security agreement, or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except (i) as may have been filed pursuant to this Agreement or the other Finance Documents and except as were filed in respect of indebtedness repaid on the Closing Date and (ii) as filed on the Closing Date to evidence the Lien granted or purported to be granted hereby;

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(o)    the security interest granted by such Pledgor to the Collateral Agent (for the benefit of the Secured Parties) pursuant to this Agreement in the Collateral owned by such Pledgor constitutes a valid, perfected first-priority lien in such Collateral subject to Permitted Equity Liens arising by operation of law and, with respect to any proceeds, subject to the limitations set forth in Section 9-315 of the UCC;
(p)    as of the Closing Date, the Pledged Equity Interests described on Schedule III hereto as owned by such Pledgor constitute all of the issued and outstanding Equity Interests of the applicable Borrower and all such Pledged Equity Interests are legally and beneficially owned by such Pledgor on the Closing Date;
(q)    the Pledged Equity Interests owned by such Pledgor are “certificated securities” as such term is defined in Article 8 of the UCC;
(r)    as of the Closing Date, there are no outstanding agreements, options and contracts to sell all or any portion of the Collateral owned by such Pledgor, and no part of such Collateral is subject to the terms of any agreement restricting the sale or transfer of such Collateral, except for the Finance Documents and the applicable Operating Agreement; and
(s)    it is in compliance in all material respects with all material Government Rules applicable to it or its business or assets.
ARTICLE V

COVENANTS OF THE PLEDGORS
Section 5.1    Covenants of the Pledgors. Each Pledgor hereby covenants and agrees for the benefit of the Collateral Agent and the other Secured Parties that, until the Discharge Date, such Pledgor shall comply with the covenants set forth below:
(a)    Defense of Collateral. Such Pledgor shall defend its title to the Collateral owned by it and the interest of the Collateral Agent (for the benefit of itself and the other Secured Parties) in such Collateral pledged by it hereunder against the claims and demands of all other Persons (other than with respect to Permitted Equity Liens).
(b)    Limitation of Indebtedness and Liens. Such Pledgor shall not create, incur, assume, or suffer to exist any Indebtedness for borrowed money or any Lien upon any of the Collateral owned by it, whether now owned or existing or hereafter acquired or arising, except for Permitted Equity Liens.
(c)    Limitation on Sale of Collateral. Such Pledgor shall not cause, suffer, or permit the sale, assignment, conveyance, pledge, or other transfer of all or any portion of such Pledgor’s Equity Interest in the applicable Borrower or any other portion of the Collateral owned by such Pledgor, except for Permitted Equity Liens.
(d)    Continuing Pledge of Equity Interests. Such Pledgor shall ensure at all times that 100% of the issued and outstanding Equity Interests of the applicable Borrower is

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subject to the continuing security interest and Lien of the Collateral Agent for the benefit of the Secured Parties.
(e)    No Impairment of Security. Such Pledgor shall not take any action, or fail to take any action, that would impair in any material respect the enforceability of the Collateral Agent’s security interest in and Lien on any Collateral owned by it, subject to Permitted Equity Liens.
(f)    Name; Jurisdiction of Organization; Records. Such Pledgor shall not change its legal name, its jurisdiction of organization, the location of its chief executive office or its organization identification number without written notice to the Collateral Agent at least ten days prior to such change. In the event of such change, such Pledgor shall (at its expense) timely execute and deliver such instruments and documents, and make such filings or registrations, as may be reasonably requested by the Collateral Agent or required by Government Rules to maintain the Collateral Agent’s first priority perfected security interest in the Collateral owned by such Pledgor subject, in the case of priority only, to Permitted Equity Liens.
(g)    Amendments to Organic Documents. Except as expressly permitted by this Agreement or the other Finance Documents, such Pledgor shall not terminate, amend, supplement, modify, or cancel the Organic Documents of the applicable Borrower in a manner that is in any material respect adverse to the interests of the Secured Parties or such Pledgor’s ability to comply with this Agreement and the other Finance Documents. Such Pledgor shall at all times cause its ownership of Pledged Equity Interests of the applicable Borrower to be evidenced by “certificated securities” as such term is defined in Article 8 of the UCC.
(h)    Perfection.
(i)    Whether with respect to the Collateral as of the Closing Date or any Collateral in which such Pledgor acquires rights in the future, such Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Collateral Agent may reasonably request in order to create, perfect, establish, and preserve the validity, perfection, and priority of the Liens granted by this Agreement in any and all of the Collateral owned by such Pledgor, to protect the assignment and security interest granted or intended to be granted hereby, or to enable the Collateral Agent to exercise and enforce its rights, powers, privileges, and remedies hereunder with respect to any Collateral owned by such Pledgor. Without limiting the generality of the foregoing, such Pledgor shall: (i) if any Collateral owned by it is evidenced by a certificate, promissory note, or other instrument, deliver to the Collateral Agent such certificate, note, or instrument duly endorsed and accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent; and (ii) file

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such UCC financing statements or continuation statements, or amendments thereto, and such other instruments, endorsements, or notices, as may be reasonably necessary, or as the Collateral Agent may reasonably request or as required by Government Rules, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.
(ii)    Such Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices identified in Schedule I, as the Collateral Agent may reasonably determine are necessary or advisable to perfect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, herein. Such financing statements may describe the Collateral in the same manner or similar and consistent manner as described herein, as the Collateral Agent may reasonably determine is necessary, advisable, or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein. The Collateral Agent shall promptly deliver to such Pledgor copies of any such statement, document, or amendment; provided, that failure to deliver such copies shall not invalidate or otherwise affect any action taken by the Collateral Agent. For the avoidance of doubt, unless it has received a direction from the Majority Lenders, the Collateral Agent shall have no obligation to execute, file, record, authorize, or obtain any financing statements, notices, instruments, or other documents to (i) create, preserve, perfect, or validate the security interests granted to the Collateral Agent pursuant to this Agreement or (ii) enable the Collateral Agent to exercise and enforce its rights under this Agreement with respect to such pledge and security interest. In addition, the Collateral Agent shall have no responsibility or liability (i) in connection with the acts or omissions of any Pledgor in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest.
(iii)    Such Pledgor shall not cause or permit the Pledged Equity Interests owned by it to be evidenced by any certificate or instrument at any time, other than those certificates or instruments held by, or promptly delivered to, the Collateral Agent together with an instrument of transfer duly executed and in blank.
(i)    Information Concerning Collateral. Such Pledgor shall, promptly upon request and at its own expense, provide to the Collateral Agent all information and evidence the Collateral Agent may reasonably request concerning the Collateral owned by such Pledgor to evidence such Pledgor’s compliance with the terms of this Agreement or to enable the Collateral Agent to enforce the provisions of this Agreement.

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(j)    Books and Records; Inspection. Such Pledgor shall keep full and accurate books and records relating to the Collateral owned by it, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably request in order to reflect the security interests granted by this Agreement. Such Pledgor shall permit representatives of the Collateral Agent, upon reasonable notice, at any reasonable time during normal business hours to inspect and make abstracts from its books and records pertaining to the applicable Collateral; provided, that absent an Event of Default, any such inspections in excess of two per Fiscal Year shall not be at such Pledgor’s expense.
(k)    Holding Company Covenant. Such Pledgor shall not conduct, transact or otherwise engage in any business or operations other than the following (and activities reasonably incidental thereto):
(i)    its direct or indirect ownership of the Equity Interests of the applicable Borrower and its Subsidiaries (to the extent permitted under the Credit Agreement);
(ii)    the maintenance of its legal existence as a special purpose entity;
(iii)    its rights and obligations under the Finance Documents; and
(iv)    participating in tax, accounting and other administrative matters as a member of the consolidated group of such Pledgor and the applicable Borrower.
(l)    Existence. Each Pledgor shall preserve and maintain its legal existence, legal form and the power and authority to conduct its business.
(m)    Bankruptcy. Each Pledgor shall not authorize or permit either Borrower to: (i) (x) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to either Borrower or either Borrower’s debts under the Bankruptcy Code now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of either Borrower or any substantial part of either Borrower’s property, (y) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against either Borrower or (z) make a general assignment for the benefit of either Borrower’s creditors; and (ii) commence or join with any other Person (other than the Collateral Agent and the other Secured Parties) in commencing any proceeding against either Borrower under the Bankruptcy Code or statute now or hereafter in effect in any jurisdiction; or, except as permitted by (or not prohibited by) the Finance Documents, liquidate, wind-up or dissolve, or sell or lease or otherwise transfer or dispose of all or any substantial part of its property, assets or business or combine, merge or consolidate with or into any other entity, or change its legal form, or implement any material acquisition or purchase of assets from any Person.

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ARTICLE VI

REMEDIES UPON AN EVENT OF DEFAULT
Section 6.1    Remedies Upon an Event of Default. Following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, including all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral or is otherwise in effect in the jurisdiction where the right and remedies are asserted) to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise, the Collateral Agent shall have the right, but not the obligation, to do all or any of the following:
(a)    exercise any and all rights and remedies of each Pledgor under or in connection with the applicable Operating Agreement, the Pledged Equity Interests or otherwise in respect of the Collateral;
(b)    vote or exercise any and all of each Pledgor’s rights or powers incident to its ownership of the Pledged Equity Interests, including any rights or powers to manage or control any Borrower and receive dividends or distributions;
(c)    demand, sue for, collect, or receive any money or property at any time payable to or receivable by each Pledgor on account of or in exchange for all or any part of the Collateral owned by such Pledgor;
(d)    cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any obligations or rights hereunder or included in the Collateral, including enforcement of any covenant or agreement contained herein, or to foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement, the other Finance Documents, or by Government Rules, subject in each case, to the provisions and requirements thereof;
(e)    foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Obligations are issued or secured;
(f)    amend, terminate, supplement, or modify all or any of the Borrowers’ Organic Documents;
(g)    incur expenses, including attorneys’ fees, consultants’ fees, and other costs in connection with the exercise of any right or power under this Agreement or under any other Finance Document;
(h)    perform any obligation of any Pledgor hereunder;
(i)    secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements

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made by such receiver and the expenses of such receivership shall be added to and be made a part of the Obligations, and, whether or not the principal sum of the Obligations, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement;
(j)    transfer the Collateral, or any part thereof, to the name of the Collateral Agent or to the name of any designee or nominee of the Collateral Agent;
(k)    take any other lawful action that the Collateral Agent deems necessary or reasonably appropriate to protect or realize upon its security interest in the Collateral or any part thereof, or exercise any other or additional rights or remedies granted to the Collateral Agent under any other provision of this Agreement or any other Finance Document, or exercisable by a secured party under the UCC or under any other Government Rule and, without limiting the generality of the foregoing and without notice except as specified in Section 6.3, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable in accordance with the UCC and as permitted by Government Rules;
(l)    in the discretion of the Collateral Agent and to the extent permitted by applicable law, hold as collateral for the Obligations all payments made under or in connection with any Operating Agreement, the Pledged Equity Interests or otherwise in respect of the Collateral (including, without limitation, proceeds from the enforcement of rights and remedies) and received by the Collateral Agent; or
(m)    appoint another Person (who may be an employee, officer, or other representative of the Collateral Agent) to do any of the foregoing, or take any other action permitted hereunder, as agent for or representative of, and on behalf of, the Collateral Agent.
Section 6.2    Minimum Notice Period. If, pursuant to applicable Government Rules, prior notice of any action described in Section 6.1 is required to be given to the Pledgors, each Pledgor hereby acknowledges and agrees that the minimum time required by such Government Rule, or if no minimum time is specified, two Business Days, shall be deemed a reasonable notice period under such Government Rule.
Section 6.3    Sale of Collateral. Subject to the limitations under the Credit Agreement, in addition to exercising the foregoing rights, following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), the Collateral Agent may (but shall not be obligated to), to the extent permitted by Government Rules, arrange for and conduct a sale of the Collateral at a public or private sale (as the Collateral Agent may elect) which sale may be conducted by an employee or representative of the

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Collateral Agent, and any such sale shall be conducted in a commercially reasonable manner. Any Secured Party or anyone else may be the purchaser, lessee, assignee, or recipient of any or all of the Collateral so sold absolutely free from any claim or rights of whatsoever kind, including any right or equity of redemption (statutory or otherwise) by any Pledgor, any such demand, claim, right, or equity being hereby expressly waived or released. The Collateral Agent, its nominees, designees, and agents may execute, in connection with any sale, lease, assignment, pledge, or other disposition of the Collateral, any endorsements, assignments, bills of sale, or other instruments of conveyance or transfer with respect to the Collateral. The Collateral Agent agrees that, to the extent notice of sale shall be required by law, to provide at least ten days’ prior written notice to the applicable Pledgor specifying the time and place of any public sale or the time after which any private sale is to be made and each Pledgor agrees that such ten days’ notice shall constitute reasonable notification. The Collateral Agent may release, temporarily or otherwise, to any Pledgor any item of the Collateral owned by such Pledgor of which the Collateral Agent has taken possession pursuant to any right granted to the Collateral Agent by this Agreement without waiving any rights granted to the Collateral Agent under this Agreement or the other Finance Documents or any other agreement related hereto or thereto. Each Pledgor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Each Pledgor also waives its right to challenge the reasonableness of any disclaimer of warranties, title, and the like made by the Collateral Agent in connection with a sale of the Collateral. Each successor of each Pledgor under the Finance Documents shall be deemed to have agreed, by virtue of its succession thereto, that it shall be bound by the above waiver, to the same extent as if such successor gave such waiver itself. Each Pledgor also hereby waives, to the full extent it may lawfully do so, the benefit of all Government Rules providing for rights of appraisal, valuation, stay, or extension or of redemption after foreclosure now or hereafter in force. If the Collateral Agent sells any of the Collateral upon credit, the applicable Pledgor will be credited only with payments actually made by the purchaser and received by the Collateral Agent (and only those in excess of the amounts required to pay the Obligations in full). In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the applicable Pledgor shall be credited with the proceeds of any such sales or resales only in excess of the amounts required to pay the Obligations in full. In the event the Collateral Agent bids at any foreclosure or trustee’s sale or at any private sale permitted by Government Rules and this Agreement or any other Finance Document, the Collateral Agent may bid all or less than the amount of the Obligations. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of whether or not notice of sale has been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor further acknowledges and agrees that any offer to sell any part of the Collateral that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation or (ii) made privately in the manner described herein to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the UCC.
Section 6.4    Actions Taken by the Collateral Agent. Any action or proceeding to enforce this Agreement may be taken by the Collateral Agent either in the applicable Pledgor’s name or in the Collateral Agent’s name, as the Collateral Agent may deem necessary.
Section 6.5    Private Sales. The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale made in good faith by the Collateral Agent pursuant to this Article VI conducted in accordance with the requirements of Government Rules. Each Pledgor hereby waives any claims against the Collateral Agent and the Secured Parties arising by reason

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of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree; provided, that such private sale is conducted in accordance with any applicable requirements of Government Rules.
Section 6.6    Compliance With Limitations and Restrictions. Each Pledgor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as the Collateral Agent may be advised by counsel is necessary or advisable in order to avoid any violation of Government Rules, or in order to obtain any required approval of the sale or of the purchaser by any Government Authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable or accountable to such Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
Section 6.7    No Impairment of Remedies. If, in the exercise of any of its rights and remedies under this Agreement, the Collateral Agent forfeits any of its rights or remedies, including any right to enter a deficiency judgment against any Loan Party, whether because of any Government Rule pertaining to “election of remedies” or otherwise, each Pledgor hereby consents to such action by the Collateral Agent and, to the extent permitted by such Government Rules, waives any claim based upon such action, even if such action by the Collateral Agent would result in a full or partial loss of any rights of subrogation, indemnification, or reimbursement that such Pledgor might otherwise have had but for such action by the Collateral Agent or the terms herein. Any election of remedies that results in the denial or impairment of the right of the Collateral Agent to seek a deficiency judgment against any Loan Party to any of the Finance Documents shall not, to the extent permitted by Government Rules, impair any Pledgor’s obligations hereunder.
ARTICLE VII

FURTHER ASSURANCES
Section 7.1    Attorney-in-Fact.
(a)    Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent, acting for and on behalf of itself and the other Secured Parties, the true and lawful attorney-in-fact of such Pledgor, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent, or otherwise, to enforce all rights, interests, and remedies of such Pledgor with respect to the Collateral owned by it or enforce all rights, interests, and remedies of the Collateral Agent under this Agreement (including the rights set forth in Article VI); provided, that the Collateral Agent shall not exercise any of the aforementioned rights unless an Event of Default has occurred and is continuing. This power of attorney is a power coupled with an interest and shall be irrevocable until the Discharge Date; provided, that nothing in this Agreement shall prevent any Pledgor from, prior to the exercise by the Collateral Agent of any of the aforementioned rights, undertaking such Pledgor’s operations in the

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ordinary course of business with respect to the Collateral, in accordance with the Finance Documents.
(b)    In addition to the provisions of Section 7.1(a), if any Pledgor fails to perform any agreement or obligation contained herein to protect or preserve the Collateral owned by it, and such failure continues for five Business Days following delivery of written notice by the Collateral Agent to such Pledgor, the Collateral Agent itself may (but shall be under no obligation to) perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Pledgor and shall be secured by the Collateral.
Section 7.2    Delivery of Collateral; Proxy. All certificates or instruments representing or evidencing the Collateral shall be promptly (and in any event no later than the Closing Date or, with respect to Collateral not existing on the Closing Date, within three Business Days of creation or acquisition thereof) delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably acceptable to the Collateral Agent. Subject to the terms of the Credit Agreement, the Collateral Agent shall have the right, following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), to transfer to or to register in the name of the Collateral Agent or any of its designees or nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations. In furtherance of the foregoing, each Pledgor shall further execute and deliver to the Collateral Agent a proxy in the form of Exhibit A and an irrevocable power in the form of Exhibit B with respect to the ownership interests of the applicable Borrower owned by such Pledgor.
Section 7.3    Waiver of Transfer Restrictions. Notwithstanding anything to the contrary contained in any Borrower’s Organic Documents, each Pledgor hereby waives any requirement contained in the applicable Borrower’s Organic Documents that it consents to a transfer of any Equity Interest in the applicable Borrower in connection with a foreclosure on such Equity Interest under this Agreement and the Finance Documents following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity).

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Section 7.4    Foreclosure. Each Pledgor agrees that, following the occurrence and during the continuation of an Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity), the Collateral Agent may elect to non-judicially or judicially foreclose against any personal property security it holds for the Obligations or any part thereof, or to exercise any other remedy against any Borrower or any other Person, any security or any guarantor, even if the effect of that action is to deprive such Pledgor of the right to collect reimbursement from any Borrower or any other Person for any sums paid by such Pledgor to the Collateral Agent or any other Secured Party.
Section 7.5    Waiver of Rights of Subrogation. Until the Discharge Date, (a) neither Pledgor shall exercise any right of subrogation and neither Pledgor shall enforce any remedy that the Secured Parties now have or may hereafter have against any Borrower, and each Pledgor waives the benefit of, and all rights to participate in, any security now or hereafter held by the Collateral Agent or any Secured Party from any Borrower and (b) each Pledgor agrees not to exercise any claim, right, or remedy that such Pledgor may now have or hereafter acquire against any Borrower that arises hereunder and/or from the performance by such Pledgor hereunder, including any claim, remedy, or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of the Secured Parties against any Borrower, or any security that the Secured Parties now have or hereafter acquire, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law, or otherwise. Any amount paid to any Pledgor on account of any such subrogation rights prior to the Discharge Date shall be held in trust for the benefit of the Collateral Agent and shall immediately thereafter be paid to the Collateral Agent, for the benefit of the Secured Parties.
Section 7.6    Application of Proceeds. Except as otherwise expressly provided in this Agreement, all proceeds received by the Collateral Agent from any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the payment of the Obligations as follows: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder or under the other Finance Documents (in its capacity as the Collateral Agent and not as a Lender) and all advances (if any) made by the Collateral Agent hereunder for the account of any Pledgor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the other Finance Documents, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Obligations on a pro rata basis; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of any Pledgor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
Section 7.7    Limitation on Duty of the Collateral Agent with Respect to the Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Secured Parties in the Collateral and shall not impose any duty or obligation on the Collateral Agent or any of its designated agents to exercise any such powers. Except for (a) the safe custody of any Collateral in its possession, (b) the accounting for monies actually received by it hereunder, (c) the exercise of reasonable care in the custody and preservation of the Collateral in its possession, and (d) any duty expressly imposed on the Collateral Agent by Government Rules with respect to any Collateral that

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has not been waived hereunder, the Collateral Agent shall have no duty or obligation with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which the Collateral Agent accords its own property.
Section 7.8    Termination/Release of Security Interest. Upon the Discharge Date, this Agreement and the security interests and all other rights granted hereby shall automatically and without any further action being required of any party hereto terminate and all rights to the Collateral shall immediately revert to applicable Pledgor. Upon the Discharge Date, the Collateral Agent shall, at any Pledgor’s request, promptly return all certificates and other instruments previously delivered to the Collateral Agent representing the Pledged Equity Interests owned by such Pledgor or any other Collateral owned by such Pledgor and shall execute and deliver to such Pledgor (at such Pledgor’s cost and expense) such UCC-3 termination statements, and such other documents as such Pledgor may reasonably request, to evidence such termination and to release all security interests on the Collateral.
ARTICLE VIII

MISCELLANEOUS
Section 8.1    Amendments, Etc. No amendment, termination, or waiver of any provision of this Agreement and no consent to any departure by any Pledgor shall be effective unless in writing signed by the Collateral Agent and otherwise made in accordance with the Credit Agreement and, in the case of an amendment, the Collateral Agent and the Pledgors and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 8.2    Applicable Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
(b)    SUBMISSION TO JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO

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AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION IF APPLICABLE LAW DOES NOT PERMIT A CLAIM, ACTION, OR PROCEEDING REFERRED TO IN THE FIRST SENTENCE OF THIS SECTION 8.2(B) TO BE FILED, HEARD, OR DETERMINED IN OR BY THE COURTS SPECIFIED THEREIN.
(c)    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT IN ANY COURT REFERRED TO IN SECTION 8.2(B). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FINANCE DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.2(D).
Section 8.3    Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by each of the parties hereto and when the Collateral Agent has received counterparts hereof that, when taken together, bear the signature of each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by electronic mail or portable document

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format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission (including in PDF format) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the electronic records, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Government Rule, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 8.4    Delay Not Waiver; Separate Causes of Action; Cumulative Remedies. No delay or omission to exercise any right, power, or remedy accruing to the Collateral Agent upon the occurrence of any Event of Default and upon written notice to the applicable Pledgor of the exercise of remedies pursuant to Section 7.2 of the Credit Agreement (provided, that no such notice shall be required if an Event of Default has occurred pursuant to Sections 7.1(d) or 7.1(e) of the Credit Agreement with respect to any Credit Party or any RG Entity) shall impair any such right, power, or remedy of the Collateral Agent, nor shall it be construed to be a waiver of any such Event of Default, or an acquiescence therein, or of any other breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Finance Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of the Collateral Agent of any breach or default under this Agreement, or any waiver on the part of the Secured Parties or the Collateral Agent of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. Each and every default by any Pledgor hereunder (in payment or otherwise) shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. The rights, remedies, powers, and privileges herein provided, and provided under each other Finance Document, are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.
Section 8.5    Entire Agreement. This Agreement, the other Finance Documents, and any agreement, document, or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof.
Section 8.6    Expenses. Each Pledgor agrees to pay, on a joint and several basis, all documented out-of-pocket expenses incurred by the Collateral Agent and the Lenders (including the documented out-of-pocket fees, expenses, and disbursements of legal counsel and, if required, local counsel) incident to the enforcement, exercise, protection, or preservation of any of its (or any Lender’s) rights, remedies, or claims under, and as permitted pursuant to the terms and conditions of, this Agreement.
Section 8.7    Notices and Communications.
(a)    All notices and other communications provided under this Agreement shall be in writing and addressed, delivered, or transmitted at the addressee’s address set forth on Schedule IV or, in each case, at such other address as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-

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paid courier service, shall be deemed given when received; any notice, if transmitted by electronic mail, shall be deemed given when confirmation of transmission thereof is received by the transmitter.
(b)    Any Pledgor may provide all information, documents, and other materials that it is obligated to furnish hereunder by transmitting such information, documents, and other materials in an electronic/soft medium that is properly identified in a format acceptable to the recipient to an electronic mail address set forth on Schedule IV or at such other electronic mail address as may be designated by any such party in a notice to the other parties. Any such communication, if transmitted by electronic mail, shall be deemed given when confirmation of transmission thereof is received by the transmitter.
Section 8.8    Benefits of Agreement. Nothing in this Agreement or any other Finance Document, express or implied, shall give to any Person, other than the parties hereto and the Secured Parties, and each of their successors and permitted assigns under this Agreement and the other Finance Documents, any benefit or any legal or equitable right or remedy under this Agreement.
Section 8.9    [Reserved].
Section 8.10    Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 8.11    Successions and Assignments. This Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the Discharge Date and as otherwise provided in Section 8.12, (b) be binding upon each Pledgor and its successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent, to the benefit of the Collateral Agent, the other Secured Parties, and their respective successors and permitted assigns. The release of the security interest in any of the Collateral, the taking or acceptance of additional security, or the resort by the Collateral Agent or any other Secured Party to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the Indebtedness secured hereby, except for release of the Collateral upon the Discharge Date. Neither Pledgor is entitled to assign its obligations hereunder to any other Person without the prior written consent of the Collateral Agent, and any purported assignment in violation of this provision shall be void.
Section 8.12    Survival of Provisions. Notwithstanding anything in this Agreement to the contrary, Section 8.2, Section 8.6, this Section 8.12, Section 8.13 Section 8.13, Section 8.14, and Section 8.15 shall survive any termination of this Agreement.
Section 8.13    Waiver of Litigation Payments. To the extent that any Pledgor may, in any action, suit, or proceeding brought in any of the courts referred to in Section 8.2 or elsewhere arising out of or in connection with this Agreement or any other Finance Document to which it is a party, be entitled to the benefit of any provision of Government Rules requiring the Collateral Agent or any Secured Party

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in such action, suit, or proceeding to post security for the costs of such Pledgor or to post a bond or to take similar action, such Pledgor hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of New York or, as the case may be, the jurisdiction in which such court is located.
Section 8.14    Reinstatement. This Agreement and the Obligations shall automatically be reinstated if and to the extent that for any reason any payment and performance of the Obligations is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to any Pledgor, any Borrower, or any other Person or as a result of any settlement or compromise with any Person (including any Pledgor) in respect of such payment, and the Pledgors shall, on a joint and several basis, pay the Collateral Agent and the other Secured Parties on demand all of their reasonable costs and expenses (including reasonable fees, expenses and disbursements of one legal counsel and, if required, one local counsel) incurred by such parties in connection with such rescission or restoration.
Section 8.15    No Recourse. The provisions of Section 11.17 (Limited Recourse) of the Credit Agreement are hereby incorporated by reference and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.
Section 8.16    Collateral Agent. In the performance of its obligations hereunder, the Collateral Agent shall be entitled to all of the rights, benefits, protections, indemnities, and immunities afforded to the Collateral Agent pursuant to the Finance Documents all of which are incorporated herein by reference, and shall exercise all rights and remedies hereunder and provide any consents, directions, approvals, acceptances, determinations, certifications, rejections, or other similar actions pursuant to this Agreement in accordance with directions received from the Administrative Agent, and shall have no liability for taking any such actions or failing to take any such actions in accordance with such directions.
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IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.
RIO GRANDE LNG PHASE 1 SUPER FINCO HOLDINGS, LLC,
as the P1 Super FinCo Pledgor

By:    /s/ Matthew Schatzman
Name: Matthew Schatzman
Title: President and Chief Executive Officer

RIO GRANDE LNG PHASE 2 SUPER FINCO HOLDINGS, LLC,
as the P2 Super FinCo Pledgor

By:    /s/ Matthew Schatzman
Name: Matthew Schatzman
Title: President and Chief Executive Officer

[Signature Page to Pledge Agreement (Super FinCo)]

GLAS USA LLC,
as the Collateral Agent

By:    /s/ Milton Rodriguez
Name: Milton Rodriguez
Title: AVP

[Signature Page to Pledge Agreement (Super FinCo)]